Interest and Other, Net	12 Months Ended
Dec. 31, 2018
Banking and Thrift, Interest [Abstract]
Interest and Other, Net
Interest and other, net
Interest and other income of EUR 13.5 million (2017: EUR 7.2 million and 2016: EUR 71.7 million) relates to interest income on deposits, short-term investments, money market, other investment funds, bank accounts and on finance receivables. In addition, in 2016 we recognized EUR 55.2 million on foreign currency revaluations of transactions and balances relating to the HMI acquisition in interest and other, net.
Interest and other costs of EUR 41.8 million (2017: EUR 57.5 million and 2016: EUR 38.0 million) mainly consist of net interest expense on our Eurobonds and related interest rate swaps, hedges, interest on finance lease obligations and amortized financing costs. This decrease is mainly due to lower hedging costs resulting from the change in functional currency of the US business.